As filed with the Securities and Exchange Commission on October 23, 1997
                                                   Registration No. 33-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                                   ----------

                              SPECTRIAN CORPORATION
             (Exact name of Registrant as specified in its charter)

       Delaware                                                  77-0023003
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)

                               350 West Java Drive
                           Sunnyvale, California 94089
                                 (408) 745-5400
   (Address and telephone number of Registrant's principal executive offices)

                                   ----------

                                 1992 STOCK PLAN
                        1994 EMPLOYEE STOCK PURCHASE PLAN
                            1994 DIRECTOR OPTION PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENTS
                            (Full Title of the Plans)

                                   ----------

                                 BRUCE R. WRIGHT
              Executive Vice President, Finance and Administration,
                      Chief Financial Officer and Secretary
                              Spectrian Corporation
                               350 West Java Drive
                           Sunnyvale, California 94089
                                 (408) 745-5400
            (Name, address and telephone number of agent for service)

                                   ----------

                                    Copy to:
                             CHRIS F. FENNELL, ESQ.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                        Palo Alto, California 94304-1050
                                 (650) 493-9300

                                   ----------

================================================================================

====================================================================================================================================
                                           CALCULATION OF REGISTRATION FEE
====================================================================================================================================
                                                            Proposed                Proposed
         Title of                                           Maximum                 Maximum
        Securities                   Amount                 Offering               Aggregate                 Amount of
           to be                      to be                Price Per                Offering               Registration
        Registered                 Registered               Share(1)                Price(1)                    Fee
====================================================================================================================================
Common Stock,
$.001 par value, to
be issued under the
1992 Stock Plan (2)              350,000 shares            $42.50                          $14,875,000              $4,508.00

Common Stock,
$.001 par value, to
be issued under the
1994 Employee
Stock Purchase
Plan (2)                         200,000 shares            $42.50                          $ 8,500,000              $2,576.00

Common Stock,
$.001 par value, to
be issued under the
1994 Director
Option
Plan (2)                          60,000 shares            $42.50                          $ 2,550,000              $  773.00

Common Stock,
$.001 par value, to
be issued under the
Non-Qualified
Stock Option
Agreements(2)                     40,000 shares            $42.50                          $ 1,700,000              $  515.00
====================================================================================================================================
                                                                                              TOTAL:                $8,372.00

(1) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices per share for the Common Stock as reported on the Nasdaq National Market System on October 21, 1997.

(2) Includes Preferred Share Purchase Rights which, prior to the occurrence of certain events, will not be exercisable or evidenced separately from the Common Stock.

====================================================================================================================================

         The contents of the Registrant's Form S-8 Registration Statement Nos. 33-83832, 333-1046 and 333-06385, as filed with the Commission on September 8, 1994, February 5, 1996 and June 20, 1996, respectively, and the Registrant's Post-Effective Amendment No. 1 to Form S-8 Registration Statement Nos. 33-83832, 333-1046, 333-06385 and 333-25435, as filed with the Commission on October 21, 1997, are incorporated herein by reference.


             PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.    Exhibits



       Exhibit
       Number                          Documents
       ------                          ---------
        4.1     1992 Stock Plan, as amended
        4.2     1994 Employee Stock Purchase Plan, as amended
        4.3     1994 Director Option Plan, as amended
        4.4     Stock Option Agreement dated 10/14/97 between Registrant and
                Ajit Rode
        5.1     Opinion of counsel as to legality of securities being registered
        23.1    Consent of Counsel (contained in Exhibit 5.1)
        23.2    Consent of Independent Auditors
        24.1    Power of Attorney (see page 6)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Spectrian Corporation, a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on this 23 day of October, 1997.


                          SPECTRIAN CORPORATION



                          By:      /s/ Bruce R. Wright
                                   ---------------------------------------------
                                   Bruce R. Wright
                                   Executive Vice President, Finance and
                                   Administration, Chief Financial Officer and
                                   Secretary (Principal Financial and Accounting Officer)

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Garrett A. Garrettson and Bruce R. Wright, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  Signature                                        Title                                  Date
                  ---------                                        -----                                  ----

/s/ Garrett A. Garrettson                      President, Chief Executive Officer                    October 23, 1997
--------------------------------------         and Director (Principal Executive
(Garrett A. Garrettson)                        Officer)


/s/ Bruce R. Wright                            Executive Vice President, Finance                     October 23, 1997
--------------------------------------         and Administration, Chief Financial
(Bruce R. Wright)                              Officer and Secretary (Principal
                                               Financial and Accounting Officer)


/s/ James A. Cole                              Director                                              October 23, 1997
--------------------------------------
(James A. Cole)


/s/ Martin Cooper                              Director                                              October 23, 1997
--------------------------------------
(Martin Cooper)


/s/ Robert C. Wilson                           Director                                              October 23, 1997
--------------------------------------
(Robert C. Wilson)


/s/ Eric A. Young                              Director                                              October 23, 1997
--------------------------------------
(Eric A. Young)

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    EXHIBITS


                       Registration Statement on Form S-8

                              SPECTRIAN CORPORATION

                                October 23, 1997

                              SPECTRIAN CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS





Exhibit
Number                              Description                       Page
-------                             -----------                       ----
  4.1     1992 Stock Plan, as amended
  4.2     1994 Employee Stock Purchase Plan, as amended
  4.3     1994 Director Option Plan, as amended
  4.4     Stock Option Agreement dated 10/14/97 between
          Registrant and Ajit Rode
  5.1 Opinion of counsel as to legality of securities being registered
  23.1    Consent of Counsel (contained in Exhibit 5.1)
  23.2    Consent of Independent Auditors
  24.1    Power of Attorney (contained in page 5)